Exhibit 10.15

GUARANTY OF NON-RECOURSE CARVEOUTS

THIS GUARANTY OF NON-RECOURSE CARVEOUTS (this “Guaranty”), is made this 29th day of April, 2011 by INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Guarantor”) for the benefit of RAIT PARTNERSHIP, L.P., a Delaware limited partnership (together with its successors and assigns, “Lender”).

RECITALS

A. Lender and IRT Cumberland Glen Apartments Georgia, LLC, a Delaware limited liability company (“Borrower”) have entered into a certain Loan Agreement (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Loan Agreement”), which Loan Agreement sets forth the terms and conditions of a loan (said loan, together with all advances which may hereafter be made pursuant to the Loan Agreement, being referred to herein as the “Loan”) to Borrower secured by certain Property as defined and more particularly described in the Loan Agreement.

B. Guarantor is an Affiliate of Borrower and will receive direct or indirect benefit from Lender’s making of the Loan to Borrower.

C. The Loan is evidenced by a certain Promissory Note executed by Borrower and payable to the order of Lender (such Promissory Note, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is herein called the “Note”).

D. Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement. This Guaranty is one of the Loan Documents described in the Loan Agreement.

NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor, intending to be legally bound hereby, represents, warrants, covenants and agrees for the benefit of Lender as follows:

1. Guaranty Agreement. Guarantor hereby, jointly and severally, absolutely, unconditionally, and irrevocably (a) guarantees and agrees to act as surety with respect to those obligations and liabilities for which Borrower is personally liable pursuant to the terms and conditions of the Loan Agreement and (b) agrees to indemnify, hold harmless and defend Lender for any and all costs and expenses (including reasonable attorney’s fees and expenses) incurred in enforcing any rights under this Guaranty (the foregoing subsections (a) and (b) being sometimes referred to herein collectively as the “Guaranteed Obligations”); provided, however, that Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and Guarantor specifically agrees that it shall not be necessary or required that Lender or any holder of the Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against Borrower or any other obligor (or any other person) before or as a condition to the obligations of Guarantor hereunder.

2. Guaranty Agreement Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all the Guaranteed Obligations shall have been paid in full irrespective of: (a) any lack of validity, legality or enforceability of the Loan Agreement, the Note or any other Loan Document; (b) the failure of Lender or any holder of the Note (i) to assert any claim or demand or to enforce any right or remedy against Borrower, any other obligor or any other person (including any other guarantor) under the provisions of the Loan Agreement, the Note, any other Loan Document or otherwise, (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, the Debt, or (iii) to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security with respect to the Debt; (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Debt, or any other extension, compromise or renewal of the Debt; (d) any reduction, limitation, impairment or termination of the Debt, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting the Debt or any obligation of Borrower, any other obligor or otherwise; (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Loan Agreement, the Note or any other Loan Document; (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by Lender or any holder of the Note securing any of the Debt; (g) the insolvency or bankruptcy of, or similar event affecting, Borrower or any other obligor; or (h) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Borrower, any other obligor, any surety or any guarantor. Guarantor waives all rights and defenses which may arise with respect to any of the foregoing, and Guarantor waives any right to revoke this Guaranty with respect to future indebtedness. Guarantor waives all rights or defenses under common law, in equity, under contract, by statute, or otherwise.

3. Reinstatement. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by Lender or any holder of the Note, upon the insolvency, bankruptcy or reorganization of Borrower, any other obligor or otherwise, all as though such payment had not been made.

4. Waivers.

(a) Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to the Debt and this Guaranty (including notice of any of the matters set forth in Section 3) and any requirement that Lender or any holder of the Note protect, secure, perfect or insure any security interest or lien, or any property subject thereto, or exhaust any right or take any action against Borrower, any other obligor or any other person (including any other guarantor) or entity or any collateral securing the Debt. Lender shall not be required to mitigate damages.

(b) Guarantor hereby agrees that neither Lender’s rights or remedies nor Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of (and Guarantor hereby waives any rights or protections related to): (i) any limitation of liability or recourse in any other Loan Document or arising under any law; (ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration; (iii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations; (iv) any homestead exemption or any other similar exemption under applicable Legal Requirements and Guarantor hereby waives the benefit of any such exemption as to the Guaranteed Obligations; (v) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, including any impairment of Guarantor’s recourse against any Person or collateral; (vi) whether express or by operation of law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release or settlement of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations; (vii) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations; (viii) either with or without notice to or consent of Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents; (ix) any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations; (x) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations of Borrower or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Lender against Borrower or any security or other recourse, or of any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and Guarantor shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and Guarantor acknowledges and agrees that Lender shall have no duty to notify Guarantor of any information which Lender may have concerning Borrower; (xi) if for any reason that Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else; (xii) the making of advances by Lender to protect its interest in the Property, preserve the value of the Property or for the purpose of performing any term or covenant contained in any of the Loan Documents; (xiii) the existence of any claim, counterclaim, set off, recoupment, reduction or defense based upon any claim or other right that Guarantor may at any time have against Borrower, Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document; (xiv) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations); (xv) any order, ruling or plan of reorganization emanating from proceedings under any bankruptcy or similar insolvency laws with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Lender; and/or (xvi) any partial or total transfer, pledge and/or reconstitution of Borrower and/or any direct or indirect owner of Borrower (regardless of whether the same is permitted under the Loan Documents).

(c) This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives

(i) any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Lender to take prior recourse or proceedings against any collateral, security or Person whatsoever; and

(ii) any right and/or requirement of or related to notice, presentment, protest, notice of protest, further notice of nonpayment, notice of dishonor, default, nonperformance, intent to accelerate, acceleration, existence of the Debt and/or any amendment or modification of the Debt.

5. Deferment of Rights of Subrogation, Reimbursement and Contribution.

(a) Notwithstanding any payment or payments made by Guarantor hereunder, Guarantor shall not assert or exercise any right of Lender or of Guarantor against Borrower to recover the amount of any payment made by Guarantor to Lender by way of subrogation, reimbursement, contribution, indemnity or otherwise arising by contract or operation of law, and Guarantor shall not have any right of recourse to or any claim against assets or property of Borrower, whether or not the obligations of Borrower have been satisfied, all of such rights being herein expressly waived by Guarantor. Guarantor agrees not to seek contribution or indemnity or other recourse from any other guarantor. If any amount shall nevertheless be paid to Guarantor by Borrower or another guarantor prior to payment in full of the Debt and the Guaranteed Obligations, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Debt, whether matured or unmatured. The provisions of this Section shall survive the termination of this Guaranty, and any satisfaction and discharge of Borrower by virtue of any payment, court order or any applicable law. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

(b) Notwithstanding the provisions of subsection (a), Guarantor shall have and be entitled to (i) all rights of subrogation otherwise provided by applicable law in respect of any payment it may make or be obligated to make under this Guaranty and (ii) all claims it would have against any other guarantor in the absence of subsection (a) and to assert and enforce same, in each case on and after, but at no time prior to, the date (the “Subrogation Trigger Date”) which is 91 days after the date on which all of the Debt has been paid in full, if and only if (y) no Event of Default relating to Creditor’s Rights Laws with respect to Borrower, Guarantor or any other guarantor has existed at any time on and after the date of this Guaranty to and including the Subrogation Trigger Date and (z) the existence of Guarantor’s rights under this subsection (b) would not make Guarantor a creditor (as defined under applicable Creditor’s Rights Laws) of Borrower or any other guarantor in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date.

6. Bankruptcy Code Waiver. It is the intention of the parties that Guarantor shall not be deemed to be a “creditor” or “creditors” (as defined in Section 101 of the Bankruptcy Code) of Borrower, or any other guarantor, by reason of the existence of this Guaranty in the event that Borrower or any other guarantor becomes a debtor in any proceeding under the Bankruptcy Code, and in connection herewith, Guarantor hereby waives any such right as a “creditor” under the Bankruptcy Code. This waiver is given to induce Lender to make the Loan.

7. Subordination of all Guarantor Claims.

(a) As used herein, “Guarantor Claims” means all debts and liabilities of Borrower or any other obligor to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations are direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Debt. Until payment in full of the Debt (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower under applicable Creditor’s Rights Laws, which interest Guarantor agrees shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under applicable Creditor’s Rights Laws generally), Guarantor agrees not to accept any payment or satisfaction of any kind of the Guarantor Claims and hereby assigns the Guarantor Claims to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under applicable Creditor’s Rights Laws, including the right to vote on any plan of reorganization.

(b) In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon the Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender.

(c) Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor’s right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

8. Representations and Warranties. Guarantor represents and warrants to Lender as follows:

(a) Benefit. Guarantor is an Affiliate of Borrower, or is the owner of a direct or indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty.

(b) Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Debt; provided, however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

(c) No Representation by Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

(d) Guarantor’s Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

(e) Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. Guarantor has full power and authority to execute and deliver this Guaranty and to perform its obligations hereunder. This Guaranty is a legal and binding obligation of Guarantor, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

(f) Litigation. Except as otherwise disclosed to Lender, there are no proceedings pending or, so far as Guarantor knows, threatened before any court or administrative agency which, if decided adversely to Guarantor, would have a material adverse effect on the use, operation or value of the Property, taken as a whole, the ongoing revenues and expenses of the Property or the ability of Borrower to pay its obligations in respect of the Loan or the Property.

(g) Tax Returns. Guarantor has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due. No claims have been assessed and are unpaid with respect to such taxes.

9. Financial Reports. Guarantor shall keep adequate books and records of account in accordance with methods acceptable to Lender, consistently applied and furnish to Lender:

(a) an annual balance sheet and income statement of Guarantor in the form required by Lender, prepared and certified by Guarantor, within 60 days after the close of each fiscal year of Guarantor;

(b) copies of all federal tax returns filed by Guarantor, within 30 days after the filing thereof; and

(c) such other financial statements as may, from time to time, be required by Lender.

10. Right to Examine. Lender and its accountants shall have the right to examine the records, books, management and other papers of Guarantor which reflect upon Guarantor’s financial condition, at the Property or at any office (or such other location) regularly maintained by any Guarantor where the books and records are located. Lender and its accountants shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Lender and its accountants shall have the right to examine and audit the books and records of Guarantor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Guarantor where the books and records are located.

11. Review of Financial Condition. Guarantor hereby consents and agrees that Lender shall be permitted at any time and from time to time to review and/or confirm the financial condition of Guarantor, including ordering and reviewing credit reports from a nationally recognized credit agency.

12. WARRANT OF ATTORNEY—CONFESSION OF JUDGMENT.

(a) GUARANTOR, TO THE FULLEST EXTENT PERMITTED BY LAW, AND WITHOUT FURTHER CONSENT OF OR NOTICE REQUIRED, HEREBY IRREVOCABLY AND UNCONDITIONALLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY, CLERK OF COURT, OR ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO APPEAR FOR GUARANTOR IN SUCH COURT AS ATTORNEY FOR GUARANTOR, AND TO CONFESS JUDGMENT AGAINST GUARANTOR, AFTER AN EVENT OF DEFAULT HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS, FOR ALL OR ANY PORTION OF THE UNPAID GUARANTEED OBLIGATIONS, TOGETHER WITH UNPAID INTEREST THEREUNDER, PLUS AN ATTORNEY’S COMMISSION EQUAL TO TEN PERCENT (10%) OF THE UNPAID BALANCE OF THE GUARANTEED OBLIGATIONS, BUT IN NO EVENT LESS THAN $10,000 WITH COSTS OF SUIT AND RELEASE OF ALL ERRORS, AND WITH WAIVER BY GUARANTOR OF ANY RIGHT TO A STAY OF EXECUTION, FOR WHICH THIS GUARANTY OR A VERIFIED COPY HEREOF SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF. LENDER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT OWING HEREUNDER, WHETHER OR NOT JUDGMENT HAS PREVIOUSLY BEEN ENTERED FOR THE SAME AMOUNT. IF ANY JUDGMENT CONFESSED HEREUNDER IS STRICKEN OR OPENED FOR ANY REASON, LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO APPEAR FOR AND CONFESS JUDGMENT AGAINST GUARANTOR AGAIN, IF DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS. THE FOREGOING RIGHT AND REMEDY IS IN ADDITION TO AND NOT IN LIEU OF ANY OTHER RIGHT OR REMEDY AVAILABLE TO LENDER UNDER THIS GUARANTY OR OTHERWISE.

(b) GUARANTOR, BEING FULLY AWARE OF THE RIGHT TO NOTICE AND A HEARING CONCERNING THE VALIDITY OF ANY AND ALL CLAIMS THAT MAY BE ASSERTED AGAINST GUARANTOR BY LENDER BEFORE A JUDGMENT CAN BE ENTERED HEREUNDER OR BEFORE EXECUTION MAY BE LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF GUARANTOR, HEREBY KNOWINGLY, VOLUNTARILY AND INTELLIGENTLY WAIVES THESE RIGHTS AND AGREES AND CONSENTS TO: (i) JUDGMENT BEING ENTERED BY CONFESSION IN ACCORDANCE WITH THE TERMS HEREOF, AND (ii) EXECUTION BEING LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF GUARANTOR, IN EACH CASE WITHOUT FIRST GIVING NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM OR CLAIMS UPON WHICH SUCH JUDGMENT IS ENTERED.

13. Miscellaneous.

(a) Waiver of Notice. Guarantor hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Guaranty does not specifically and expressly provide for the giving of notice by Lender to Guarantor. No release of any security for the Loan or one or more extensions of time for payment of the Note or any installment thereof, and no alteration, amendment or waiver of any provision of this Guaranty, the Note or the other Loan Documents made by agreement between Lender or any other person, shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Guarantor or any other person who may become liable for the payment of all or any part of the Loan under the Note, this Guaranty or the other Loan Documents.

(b) Waiver of Jury Trial. GUARANTOR, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING ANY TORT ACTION, BROUGHT BY ANY PARTY TO THE LOAN DOCUMENTS AGAINST ANY OTHER BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO OR IN CONNECTION WITH THE LOAN DOCUMENTS, THE LOAN OR ANY COURSE OF CONDUCT, ACT, OMISSION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, SUCH PERSON’S DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH SUCH PERSON), IN CONNECTION WITH THE LOAN OR THE LOAN DOCUMENTS, INCLUDING ANY COUNTERCLAIM WHICH GUARANTOR MAY BE PERMITTED TO ASSERT THEREUNDER OR WHICH MAY BE ASSERTED BY LENDER OR ITS AGENTS AGAINST GUARANTOR, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THIS WAIVER BY GUARANTOR OF ITS RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN.

(c) Offsets, Counterclaims and Defenses. Guarantor hereby knowingly waives the right to assert any counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against Guarantor by Lender. Any assignee of the Loan Documents or any successor of Lender shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Loan Documents which Guarantor may otherwise have against any assignor of the Loan Documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Guarantor in any action or proceeding brought by any such assignee under any Loan Document. Any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Guarantor.

(d) Voluntary Agreement. GUARANTOR HEREBY REPRESENTS AND WARRANTS THAT GUARANTOR IS FULLY AWARE OF THE TERMS CONTAINED IN THE LOAN DOCUMENTS AND THAT GUARANTOR HAS VOLUNTARILY AND WITHOUT COERCION OR DURESS OF ANY KIND ENTERED INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY.

(e) Assignments. This Guaranty is for the benefit of Lender and Lender’s successors and assigns, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder.

(f) Further Assurances. Guarantor agrees that it will execute and deliver such further instruments and perform such further acts as may be requested by Lender from time to time to confirm the provisions of any Loan Document to which it is a party, to carry out more effectively the purposes of this Guaranty or the Loan Documents.

(g) Waiver. Guarantor hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under the Loan Documents.

(h) Governing Law. The governing law and related provisions set forth in Section 17.2 of the Loan Agreement (including, without limitation, any authorized agent provisions thereof) are hereby incorporated by reference as if fully set forth herein (with Guarantor substituted in all places where Borrower appears thereunder) and shall be deemed fully applicable to Guarantor hereunder. Guarantor hereby certifies that it has received and reviewed the Loan Agreement (including, without limitation, Section 17.2 thereof).

(i) Joint and Several Liability. All obligations of Guarantor hereunder are joint and several with those of any other guarantor of or surety for all or any part of the Guaranteed Obligations. If there is more than one Guarantor under this Guaranty, all agreements, conditions, covenants and provisions hereof shall be the joint and several liability of each Guarantor.

(j) Binding Effect. This Guaranty is binding not only on Guarantor, but also on Guarantor’s heirs, personal representatives, successors and assigns. Upon the death of Guarantor, if Guarantor is a natural Person, this Guaranty shall continue against Guarantor’s estate as to all of the Guaranteed Obligations, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor’s estate, whether or not the Guaranteed Obligations are then due and payable. If this Guaranty is signed by more than one Person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term “Guarantor” shall mean all of such Persons and each of them individually. Without limitation of any other term, provision or waiver contained herein, Guarantor hereby acknowledges and agrees that it has been furnished true, complete and correct copies of the Loan Documents and has reviewed the terms and provisions thereof (including, without limitation, the Guaranteed Obligations).

14. Rules of Construction. This Guaranty is governed by and hereby incorporates by reference the Rules of Construction contained in the Loan Agreement, which shall apply with the same effect as though fully set forth herein, and Guarantor shall be bound by them to the same extent as Borrower.

15. Notices. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Guaranty shall be given in accordance with the applicable terms and conditions of the Loan Agreement. Notices to Guarantor shall be addressed as follows:

RAIT Partnership, L.P.

c/o RAIT Financial Trust

2929 Arch Street, 17th Floor

Philadelphia, PA 19104-2870

Attn: Scott F. Schaeffer, President

Facsimile No.: (215) 243-9097

With a copy to:

Alston & Bird LLP

90 Park Avenue

New York, New York 10016

Attn: Gerard C. Keegan, Esq.

Facsimile No.: (212) 210-9444

16. Intentionally Omitted.

17. Intentionally Omitted.

18. Intentionally Omitted.

19. Special State Provisions. Guarantor expressly waives the benefit of Section 10-7-24 of the Official Code of Georgia Annotated.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty under as of the date first written above.

INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	INDEPENDENCE REALTY TRUST, INC., its general partner

	By:	/s/ Jack E. Salmon
Name: Jack E. Salmon
Title: President and Chief Financial Officer

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